Exhibit 10.30
THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
AMENDED AND RESTATED WARRANT CERTIFICATE
Warrant Certificate evidencing
Warrants to Purchase
Common Stock, par value $.0001
As described herein.
180 Connect Inc.

No. W-3	CUSIP No. 682343 116

VOID AFTER 5:00 P.M., NEW YORK TIME,
ON AUGUST 24, 2012, OR UPON EARLIER REDEMPTION
     This certifies that Laurus Master Fund, Ltd. (“Laurus”) or registered assigns is the registered holder of 250,000 warrants to purchase certain securities (each a “Warrant”). Each Warrant entitles the holder thereof, subject to the provisions contained herein, to purchase from 180 Connect Inc., a Delaware corporation (the “Company”), one share of the Company’s Common Stock (each, a “Share”), at the Exercise Price set forth below. The exercise price of each Warrant (the “Exercise Price”) shall be equal to US$3.00.

     Each Warrant evidenced hereby may be exercised at any time, as specified herein, on any Business Day (as defined below) on or prior to the fifth anniversary of the closing of the arrangement (the “Expiration Date”) pursuant to that certain Arrangement Agreement dated as of March 13, 2007 by and among the Company, 6732097 Canada Inc., and 180 Connect Inc., as amended (the “Arrangement”). Each Warrant remaining unexercised after 5:00 P.M., New York time, on the Expiration Date shall become void, and all rights of the holder of this Warrant Certificate evidencing such Warrant shall cease.
     In no event will the Company be obligated to pay holders of Warrants any cash or other consideration or otherwise “net cash settle” any Warrants.
     The holder of the Warrants represented by this Warrant Certificate may exercise any Warrant evidenced hereby by delivering, not later than 5:00 P.M., New York time, on any Business Day on or prior to the Expiration Date (the “Exercise Date”) to the Company, (i) this Warrant Certificate, (ii) an election to purchase (“Election to Purchase”), properly executed by the holder hereof on the reverse of this Warrant Certificate, and substantially in the form included on the reverse of hereof and (iii) the Exercise Price for each Warrant to be exercised in lawful money of the United States of America by certified or official bank check or by bank wire transfer in immediately available funds. If any of (a) this Warrant Certificate, (b) the Election to Purchase, or (c) the Exercise Price therefor, is received by the Company after 5:00 P.M., New York time, on the specified Exercise Date, the Warrants will be deemed to be received and exercised on the Business Day next succeeding the Exercise Date. If the date specified as the Exercise Date is not a Business Day, the Warrants will be deemed to be received and exercised on the next succeeding day which is a Business Day. If the Warrants to be exercised are received or deemed to be received after the Expiration Date, the exercise thereof will be null and void and any funds delivered to the Company will be returned to the holder as soon as practicable. In no event will interest accrue on funds deposited with the Company in respect of an exercise or attempted exercise of Warrants.
     As used herein, the term “Business Day” means any day that is not a Saturday or Sunday and is not a United States federal holiday or a day on which banking institutions generally are authorized or obligated by law or regulation to close in New York.
     Warrants may be exercised only in whole numbers of Warrants. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. If fewer than all of the Warrants evidenced by this Warrant Certificate are exercised, a new Warrant Certificate for the number of Warrants remaining unexercised shall be executed by the Company and delivered to the holder of this Warrant Certificate at the address specified on the books of the Company or as otherwise specified by such Registered Holder.

     Laurus hereby agrees that Laurus shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, the Warrants or the Shares issuable upon exercise of the Warrants until the first anniversary of the closing of the Arrangement.
     The accrual of dividends, if any, on the Shares issued upon the valid exercise of any Warrant will be governed by the terms generally applicable to such Shares. From and after the issuance of such Shares, the former holder of the Warrants exercised will be entitled to the benefits generally available to other holders of Shares and such former holder’s right to receive payments of dividends and any other amounts payable in respect of the Shares shall be governed by, and shall be subject to, the terms and provisions generally applicable to such Shares.
     The Exercise Price and the number of Shares purchasable upon the exercise of each Warrant shall be subject to adjustment as follows: (1) if after the date hereof, and otherwise subject to the terms of this Warrant Certificate, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock, or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares of Common Stock; and (2) if after the date hereof, and otherwise subject to the terms of this Warrant Certificate, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock. Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrants is adjusted, as provided in items (1) and (2) above, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter. Upon the occurrence of any event specified in this paragraph, the Company shall give written notice to the Warrant holder, at the last address set forth for such holder in the warrant register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

     Upon due presentment for registration of transfer or exchange of this Warrant Certificate the Company shall execute, in the name of the designated transferee one or more new Warrant Certificates of any authorized denomination evidencing in the aggregate a like number of unexercised Warrants.
     Notwithstanding anything herein to the contrary, in no event shall the holder of the Warrants be entitled to exercise any portion of this Warrant Certificate in excess of that portion of this Warrant Certificate upon exercise of which the sum of (1) the number of Shares beneficially owned by the holder of the Warrants and its Affiliates (other than Shares which may be deemed beneficially owned through the ownership of the unexercised portion of this Warrant Certificate or the unexercised or unconverted portion of any other security of the holder of the Warrants subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of Shares issuable upon the exercise of the portion of this Warrant Certificate with respect to which the determination of this proviso is being made, would result in beneficial ownership by the holder of the Warrants and its Affiliates of any amount greater than 9.99% of the then outstanding Shares (whether or not, at the time of such exercise, the holder of the Warrants and its Affiliates beneficially own more than 9.99% of the then outstanding Shares). As used herein, the term “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. For purposes of the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such sentence. For any reason at any time, upon written or oral request of the holder of the Warrants, the Company shall within one (1) business day confirm orally and in writing to the holder of the Warrants the number of Shares outstanding as of any given date. The limitations set forth herein (x) may be waived by the holder of the Warrants upon provision of no less than sixty-one (61) days prior written notice to the Company and (y) shall automatically become null and void following notice to the Company upon the occurrence and during the continuance of an Event of Default (as defined in the Security and Purchase Agreement dated as of July 31, 2006 among 180 Connect Inc., a Nevada corporation, and the other parties signatory thereto and Laurus).
     Neither this Warrant Certificate nor the Warrants evidenced hereby shall entitle the holder hereof or thereof to any of the rights of a holder of the Shares, including, without limitation, the right to receive dividends, if any, or payments upon the liquidation, dissolution or winding up of the Company or to exercise voting rights, if any.

     The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Warrant Certificate.
     This Warrant Certificate may not be amended without the consent of the holder of this Warrant Certificate or the Warrants evidenced thereby.
     The Warrants have been issued in a private placement and are “restricted securities” within the meaning of the Securities Act of 1933.
     THIS WARRANT CERTIFICATE AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS FORMED AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
     This Amended and Restated Warrant Certificate amends and restates in its entirety, and is given in substitution for and not in satisfaction of, that certain Warrant Certificate No. W-3, CUSIP No. 682343 116 dated August 24, 2007 by the Company in favor of Laurus.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated as of October __, 2007

180 Connect Inc., a Delaware corporation
By:
Peter Giacalone, Chief Executive Officer

[REVERSE]
Instructions for Exercise of Warrant
     To exercise the Warrants evidenced hereby, the holder must, by 5:00 P.M., New York time, on the specified Exercise Date, deliver to the Company, a certified or official bank check or a wire transfer in immediately available funds, in each case payable to the Company, in an amount equal to the Exercise Price in full for the Warrants exercised. In addition, the Warrant holder must provide the information required below and deliver this Warrant Certificate to the Company at the address set forth below. The Warrant Certificate and this Election to Purchase must be received by the Company by 5:00 P.M., New York time, on the specified Exercise Date.
ELECTION TO PURCHASE
TO BE EXECUTED IF WARRANT HOLDER DESIRES
TO EXERCISE THE WARRANTS EVIDENCED HEREBY
     The undersigned hereby irrevocably elects to exercise, on ___, ___(the “Exercise Date”), ___Warrants, evidenced by this Warrant Certificate, to purchase, ___of the shares of Common Stock (each, a “Share”) of 180 Connect Inc., a Delaware corporation (the “Company”), and represents that on or before the Exercise Date such holder has tendered payment for such Shares by certified or official bank check or bank wire transfer in immediately available funds to the order of the Company, in the amount of $___in accordance with the terms hereof. The undersigned requests that said number of Shares be in fully registered form, registered in such names and delivered, all as specified in accordance with the instructions set forth below.
     If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate evidencing the remaining balance of the Warrants evidenced hereby be issued and delivered to the holder of the Warrant Certificate unless otherwise specified in the instructions below.

Dated: ______________ __, ____
     Name__________________________
________________ (Please Print)
/ / / / — / / /- / / / / /
(Insert Social Security
or Other Identifying
Number of Holder)                                                                 Address_______________________

                                                                                             ____________________________________
     Signature________________________
     This Warrant may only be exercised by presentation to the Company at one of the following locations:
     By hand at:
     By mail at:
     The method of delivery of this Warrant Certificate is at the option and risk of the exercising holder and the delivery of this Warrant Certificate will be deemed to be made only when actually received by the Company. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery.
(Instructions as to form and delivery of Shares and/or Warrant Certificates)

Name in which Shares are to be registered if other than in the name of the registered holder of this Warrant Certificate:

Address to which Shares are to be mailed if other than to the address of the registered holder of this Warrant Certificate as shown on the books of the Company:

(Street Address)

(City and State) (Zip Code)

Name in which Warrant Certificate evidencing unexercised Warrants, if any, are to be registered if other than in the name of the registered holder of this
Warrant Certificate:

Address to which certificate representing
unexercised Warrants, if any, are to be
mailed if other than to the address of
the registered holder of this Warrant
Certificate as shown on the books of
the Company:

(Street Address)

(City and State) (Zip Code)

Dated:

Signature

Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate. If Shares, or a Warrant Certificate evidencing unexercised Warrants, are to be issued in a name other than that of the registered holder hereof or are to be delivered to an address other than the address of such holder as shown on the books of the Company, the above signature must be guaranteed by a an Eligible Guarantor Institution (as that term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended).
SIGNATURE GUARANTEE

Name of Firm

Address

Area Code and Number

Authorized Signature

Name

Title
Dated: _________________________, 200___

ASSIGNMENT
(FORM OF ASSIGNMENT TO BE EXECUTED IF WARRANT HOLDER
DESIRES TO TRANSFER WARRANTS EVIDENCED HEREBY)
     FOR VALUE RECEIVED, ___________________________ HEREBY SELL(S), ASSIGN(S) AND TRANSFER(S) UNTO _______________________________________________________________

(Please print name and address	(Please insert social security or
including zip code of assignee)	other identifying number of assignee)
the rights represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint _________Attorney to transfer said Warrant Certificate on the books of the Company with full power of substitution in the premises.

Dated:

Signature
(Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate and must bear a signature guarantee by an Eligible Guarantor Institution (as that term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended).
SIGNATURE GUARANTEE

Name of Firm

Address

Area Code and Number

Authorized Signature

Name

Title
Dated: _________________________, 200___